UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9651
                                   811-9735

Name of Fund:  Merrill Lynch Focus Twenty Fund, Inc.
               Master Focus Twenty Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 11/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch Focus Twenty
Fund, Inc.


Annual Report
November 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.


Merrill Lynch Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch Focus Twenty Fund, Inc.


Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



A Letter From the President


Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength, and sub par gross domestic product (GDP) growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing this year. The S&P 500 Index posted year-to-date and 12-month returns of +22.27% and +15.09%, respectively, as of November 30, 2003. Although continued market strength cannot be assured, the positives have begun to eclipse the negatives. In addition to the impressive GDP growth, the positive economic news includes waning risk of deflation and surprisingly strong business spending and corporate earnings. In fact, business spending in the third quarter was the strongest it has been in three years, up 14%, and many company earnings reports exceeded forecasts in the first three quarters of the year. The good news did not go unnoticed, as investors appeared to regain confidence by returning to the equity market.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



A Discussion With Your Fund's Portfolio Manager


Fund performance during the fiscal year benefited from favorable sector allocations and successful stock picking, which ultimately resulted in outperformance of the S&P 500 and S&P 500 Barra Growth Indexes.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2003, Merrill Lynch
Focus Twenty Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +22.83%, +21.77%, +21.77% and +22.66%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) Fund performance exceeded the +12.64% return of the unmanaged Standard & Poor's (S&P) 500 Barra Growth Index and the +15.09% return of the broader-based S&P 500 Index, but lagged the +32.56% return of the Nasdaq Composite Index for the 12 months ended November 30, 2003. Fund returns were similar to the +22.92% average return of the Lipper Multi-Cap Growth Funds category for the same period. (This Lipper category includes funds that invest in a variety of market-capitalization ranges without concentrating 75% of their assets in any one range. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks in a major, unmanaged stock index.)

Fund results during the fiscal year were supported by a meaningful overweighting in two of the strongest-performing areas of the stock market--the consumer discretionary and technology sectors. Consumer discretionary was the best performer in the S&P 500 Barra Growth Index for the year, while technology ranked third. Also contributing to Fund performance for the period was favorable stock selection. Our stock picks outperformed the Index in every sector except consumer discretionary and energy. We also maintained an underweight position for most of the year in health care, the worst-performing sector in the S&P 500 Barra Growth Index. Our average portfolio weighting in health care was 19.30%, compared to 25.74% for the index. Stock selection in health care also was beneficial. Our picks were up 35.93% versus just 2.96% for the index's health care holdings. All told, our underweighting in health care, coupled with favorable stock selection in the sector, accounted for more than half of the Fund's outperformance.

Detracting from returns during the fiscal year, particularly during the second half of the period, was an overweight position in the energy service sector. Despite a compelling set of fundamental factors, energy service stocks drastically underperformed during the period.

Although favorable stock selection and several strategic moves within the energy sector offset some of the negative impact, we clearly were early in our decision to aggressively weight this sector. As a result, there was an opportunity cost to owning these stocks when measured against more aggressive indexes such as the Nasdaq. Had we focused less in the energy service area, we could have purchased more of the consumer discretionary, technology and small cap stocks that were represented in the Nasdaq and that did so well as the market rallied and the economy gained strength.

One final phenomenon witnessed this year was the superior performance of smaller cap stocks. Compared to the S&P 500 Index's 12-month return of +15.09% as of November 30, 2003, the S&P 400 Mid-Cap Index returned +27.87% and the S&P 600 Small-Cap Index performed even better, returning +31.76% for the same 12-month period. The particularly favorable results realized by small cap stocks helped the Fund outperform the S&P 500 Barra Growth Index, which has a significantly higher median market cap than the Fund. However, it hurt Fund performance relative to the Nasdaq, which has a much greater weighting than our portfolio in very small companies. The Trust does not hold companies with market capitalizations below $1 billion at the time of purchase. At the beginning of 2003, 25.1% of the Nasdaq Index was represented by companies with market capitalizations of less than $1 billion, and these were the stocks that achieved the highest returns during the year.

In terms of specific stocks in the portfolio, our top performers for the fiscal year were Intel Corp., Polycom Inc., Boston Scientific, Monster Worldwide, Inc. and Computer Associates International, Inc. Fund holdings that disappointed included Clear Channel Communications, Microsoft Corporation and Accredo Health, Inc.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



What changes were made to the portfolio during the period?

The equity market reached its low point for the period in early March 2003, as concern about the impending military action in Iraq weighed on investor sentiment. The equity environment then improved markedly as accommodative monetary policy on the part of the Federal Reserve Board, additional tax cuts, deficit spending and a retreat from a strong dollar stance combined to drive economic growth in the United States. Entering 2003, gross domestic product growth had been positive for five quarters, after bottoming in the third quarter of 2001. Nevertheless, companies were hesitant to increase spending, particularly in light of the lingering geopolitical uncertainties, and maintained their post-bubble fiscal discipline. As cautious chief executive officers finally began increasing capital expenditures, companies in the technology sector started to enjoy positive earnings surprises and upward earnings revisions. While we were overweight in technology throughout the fiscal year, we added to our allocation as fundamentals in the sector continued to improve.

While increasing our exposure to later-stage cyclical stocks, such as technology, we began to reduce our weighting in consumer discretionary stocks, especially retailers. We also drastically reduced our health care exposure throughout 2003. We observed slowing growth for many companies in these sectors and, as the year wore on, we increasingly struggled to find stocks that fit our investment parameters. As always, our decisions were driven by bottom-up fundamental and quantitative research, but the moves made sense from a top-down perspective as well. Retailers tend to do well in the earlier stages of economic recovery, as fiscal and monetary stimulus drive consumer spending. As a recovery takes hold, business spending begins to improve, and with it, so do the fortunes of later-stage cyclicals, such as technology and industrial companies.

Our allocation to energy fluctuated during the fiscal year (stock trading patterns in this sector are very seasonal), but we maintained an overweight position throughout the period as strong fundamentals in the sector early in the period evidenced a clear recovery from a 2001 downturn. Having said that, capital spending on exploration and development, which drives revenues and profits for energy service companies, has been much slower to return to the sector than in previous cycles and some areas were plagued by overcapacity.

Despite the recent complexities, we believe the energy sector represents a ripe investment opportunity. Clearly, the United States is facing the likelihood of a natural gas shortage--production is declining while demand continues to rise. Unfortunately, natural gas is a localized fuel that is difficult to import, and U.S. and Canadian fields are depleting rapidly. Fundamentals are also positive for crude oil. Problems in Iraq and Venezuela have pushed production in these regions well below historical norms, yet China's appetite for crude is growing rapidly. Further supporting the case for investment in the sector is the fact that energy and energy service industries tend to be later-stage beneficiaries as fiscal and monetary stimuli boost inflation and economic growth and demand for energy increases.


How would you characterize the portfolio's position at the close of the period?

At period end, we maintained our overweight position in technology, although we have been somewhat reducing our exposure. Within the technology sector, we are seeking companies that have yet to fully benefit from the cyclical upturn. At the same time, we are reducing the portfolio's exposure to areas such as semiconductors, where we believe earnings momentum may begin to fade. We also remained overweight in energy and industrials and underweight in the consumer discretionary sector.

Exposure to smaller-capitalization companies benefited performance in the most recent fiscal period. More recently, however, we have been finding greater opportunity in larger-capitalization companies. Credit Suisse First Boston recently noted that, year over year, large cap earnings growth surpassed small cap earnings growth in the third quarter for the first time in several quarters.

Overall, we will continue to screen for companies with strong upside earnings surprises, upward earnings revisions, good relative strength, and strong revenue and earnings growth, using fundamental research to validate our quantitative findings.


Michael S. Hahn
Vice President and Portfolio Manager


December 12, 2003



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Performance Data (continued)

Recent Performance Results

                                                6-Month        12-Month     Since Inception
As of November 30, 2003                       Total Return   Total Return     Total Return
ML Focus Twenty Fund, Inc.--Class A Shares*      +14.71%        +22.83%          -84.40%
ML Focus Twenty Fund, Inc.--Class B Shares*      +13.53         +21.77           -84.90
ML Focus Twenty Fund, Inc.--Class C Shares*      +13.53         +21.77           -84.90
ML Focus Twenty Fund, Inc.--Class I Shares*      +14.60         +22.66           -84.30
Standard & Poor's 500 Index**                    +10.80         +15.09           -20.63
Standard & Poor's 500 Barra Growth Index***      +10.26         +12.64           -36.65
Nasdaq Composite Index****                       +22.83         +32.56           -60.12

*Investment results shown reflect cumulative total returns and do not reflect sales charges; results would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/03/00.

**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 3/03/00.

***This unmanaged broad-based Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/03/00.

****This unmanaged broad-based Index is comprised of common stocks.
Since inception total return is from 3/03/00.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class C Shares


A line graph illustrating the growth of a $10,000 investment in ML Focus Twenty Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Standard & Poor's 500 Barra Growth Index++++++. Values illustrated are as follows:

ML Focus Twenty Fund, Inc.++
Class A Shares*

Date                       Value

3/3/2000**               $ 9,475.00
November 2000            $ 5,903.00
November 2001            $ 1,886.00
November 2002            $ 1,203.00
November 2003            $ 1,478.00


ML Focus Twenty Fund, Inc.++
Class C Shares*

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 6,190.00
November 2001            $ 1,960.00
November 2002            $ 1,240.00
November 2003            $ 1,510.00


Standard & Poor's 500 Index++++

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 9,411.00
November 2001            $ 8,260.00
November 2002            $ 6,896.00
November 2003            $ 7,937.00


Standard & Poor's 500 Barra Growth Index++++++

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 8,243.00
November 2001            $ 6,872.00
November 2002            $ 5,624.00
November 2003            $ 6,335.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master Focus Twenty Trust. The Trust invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth annd capital appreciation potential.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past performance is not predictive of future results.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/03                 +22.83%          +16.39%
Inception (3/03/00)
through 11/30/03                        -39.11           -39.98

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 11/30/03                   +21.77%        +20.77%
Inception (3/03/00)
through 11/30/03                          -39.64         -39.64

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class B & Class I Shares


A line graph illustrating the growth of a $10,000 investment in ML Focus Twenty Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Standard & Poor's 500 Barra Growth Index++++++. Values illustrated are as follows:


ML Focus Twenty Fund, Inc.++
Class B Shares*

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 6,190.00
November 2001            $ 1,960.00
November 2002            $ 1,240.00
November 2003            $ 1,465.00


ML Focus Twenty Fund, Inc.++
Class I Shares*

Date                       Value

3/3/2000**               $ 9,475.00
November 2000            $ 5,912.00
November 2001            $ 1,895.00
November 2002            $ 1,213.00
November 2003            $ 1,488.00


Standard & Poor's 500 Index++++

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 9,411.00
November 2001            $ 8,260.00
November 2002            $ 6,896.00
November 2003            $ 7,937.00


Standard & Poor's 500 Barra Growth Index++++++

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 8,243.00
November 2001            $ 6,872.00
November 2002            $ 5,624.00
November 2003            $ 6,335.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++The Fund invests all of its assets in Master Focus Twenty Trust. The Trust invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth annd capital appreciation potential.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past performance is not predictive of future results.



Average Annual Total Return


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 11/30/03                   +21.77%        +17.77%
Inception (3/03/00)
through 11/30/03                          -39.64         -40.12

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/03                 +22.66%          +16.22%
Inception (3/03/00)
through 11/30/03                        -39.00           -39.88

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Statement of Assets and Liabilities                                                   Merrill Lynch Focus Twenty Fund, Inc.

As of November 30, 2003
Assets

               Investment in Master Focus Twenty Trust, at value
               (identified cost--$174,387,359)                                                              $   188,071,848
               Prepaid registration fees                                                                             25,596
                                                                                                            ---------------
               Total assets                                                                                     188,097,444
                                                                                                            ---------------

Liabilities

               Payables:
                  Other affiliates                                                        $       220,268
                  Distributor                                                                     113,022
                  Administrator                                                                    36,050           369,340
                                                                                          ---------------
               Accrued expenses                                                                                      29,969
                                                                                                            ---------------
               Total liabilities                                                                                    399,309
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   187,698,135
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                   $     1,156,441
               Class B Shares of Common Stock, $.10 par value, 300,000,000 shares
               authorized                                                                                         5,920,679
               Class C Shares of Common Stock, $.10 par value, 300,000,000 shares
               authorized                                                                                         3,527,373
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,724,206
               Paid-in capital in excess of par                                                               1,755,015,327
               Accumulated realized capital losses on investments from the Trust--net    $(1,593,330,380)
               Unrealized appreciation on investments from the Trust--net                      13,684,489
                                                                                          ---------------
               Total accumulated losses--net                                                                (1,579,645,891)
                                                                                                            ---------------
               Net Assets                                                                                   $   187,698,135
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $18,006,912 and 11,564,414 shares
               outstanding                                                                                  $          1.56
                                                                                                            ===============
               Class B--Based on net assets of $89,384,219 and 59,206,793 shares
               outstanding                                                                                  $          1.51
                                                                                                            ===============
               Class C--Based on net assets of $53,201,538 and 35,273,726 shares
               outstanding                                                                                  $          1.51
                                                                                                            ===============
               Class I--Based on net assets of $27,105,466 and 17,242,056 shares
               outstanding                                                                                  $          1.57
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Statement of Operations                                                               Merrill Lynch Focus Twenty Fund, Inc.

For the Year Ended November 30, 2003
Investment Loss from the Trust--Net

               Net investment income allocated from the Trust:
                  Dividends (net of $24,081 foreign withholding tax)                                        $       806,628
                  Interest                                                                                           90,938
                  Securities lending--net                                                                            42,211
                  Expenses                                                                                      (1,279,526)
                                                                                                            ---------------
               Net investment loss from the Trust                                                                 (339,749)
                                                                                                            ---------------

Expenses

               Account maintenance and distribution fees--Class B                         $       860,793
               Transfer agent fees--Class B                                                       734,930
               Account maintenance and distribution fees--Class C                                 509,780
               Transfer agent fees--Class C                                                       451,423
               Administration fees                                                                447,611
               Transfer agent fees--Class I                                                       175,907
               Professional fees                                                                  152,177
               Transfer agent fees--Class A                                                       125,893
               Printing and shareholder reports                                                    73,566
               Registration fees                                                                   52,279
               Account maintenance fees--Class A                                                   43,458
               Other                                                                               12,625
                                                                                          ---------------
               Total expenses                                                                                     3,640,442
                                                                                                            ---------------
               Investment loss--net                                                                             (3,980,191)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) from the Trust--Net

               Realized gain on investments from the Trust--net                                                  41,490,797
               Change in unrealized appreciation on investments from the Trust--net                             (2,309,844)
                                                                                                            ---------------
               Total realized and unrealized gain from the Trust--net                                            39,180,953
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    35,200,762
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Statements of Changes in Net Assets                                                   Merrill Lynch Focus Twenty Fund, Inc.

                                                                                                 For the Year Ended
                                                                                                    November 30,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations

               Investment loss--net                                                       $   (3,980,191)   $   (7,146,248)
               Realized gain (loss) on investments from the Trust--net                         41,490,797     (153,141,281)
               Change in unrealized appreciation/depreciation on investments from
               the Trust--net                                                                 (2,309,844)        20,901,667
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 35,200,762     (139,385,862)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions            (42,399,447)      (92,937,998)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                   (7,198,685)     (232,323,860)
               Beginning of year                                                              194,896,820       427,220,680
                                                                                          ---------------   ---------------
               End of year                                                                $   187,698,135   $   194,896,820
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Financial Highlights                                                                  Merrill Lynch Focus Twenty Fund, Inc.

                                                                                           Class A++++++++
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      March 3, 2000++
                                                                          For the Year Ended November 30,     to Nov. 30,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share Operating Performance

               Net asset value, beginning of period                       $     1.27   $     1.99   $     6.23   $    10.00
                                                                          ----------   ----------   ----------   ----------
               Investment loss--net                                       (.02)+++++   (.03)+++++        (.03)        (.05)
               Realized and unrealized gain (loss) on investments
               from the Trust--net                                               .31        (.69)       (4.21)       (3.72)
                                                                          ----------   ----------   ----------   ----------
               Total from investment operations                                  .29        (.72)       (4.24)       (3.77)
                                                                          ----------   ----------   ----------   ----------
               Net asset value, end of period                             $     1.56   $     1.27   $     1.99   $     6.23
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share                             22.83%     (36.18%)     (68.06%)  (37.70%)+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                                    2.10%        2.12%        1.38%       1.36%*
                                                                          ==========   ==========   ==========   ==========
               Investment loss--net                                          (1.57%)      (1.87%)       (.95%)      (.79%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

               Net asset, end of period (in thousands)                    $   18,007   $   18,664   $   43,576   $  120,310
                                                                          ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                               316.42%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

++++++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Financial Highlights (continued)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                               Class B
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      March 3, 2000++
                                                                          For the Year Ended November 30,     to Nov. 30,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share Operating Performance

               Net asset value, beginning of period                       $     1.24   $     1.96   $     6.19   $    10.00
                                                                          ----------   ----------   ----------   ----------
               Investment loss--net                                       (.03)+++++   (.04)+++++        (.06)        (.08)
               Realized and unrealized gain (loss) on investments
               from the Trust--net                                               .30        (.68)       (4.17)       (3.73)
                                                                          ----------   ----------   ----------   ----------
               Total from investment operations                                  .27        (.72)       (4.23)       (3.81)
                                                                          ----------   ----------   ----------   ----------
               Net asset value, end of period                             $     1.51   $     1.24   $     1.96   $     6.19
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share                             21.77%     (36.73%)     (68.34%)  (38.10%)+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                                    2.98%        2.98%        2.18%       2.13%*
                                                                          ==========   ==========   ==========   ==========
               Investment loss--net                                          (2.45%)      (2.72%)      (1.75%)     (1.56%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

               Net asset, end of period (in thousands)                    $   89,384   $   94,834   $  213,058   $  631,827
                                                                          ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                               316.42%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Financial Highlights (continued)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                               Class C
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      March 3, 2000++
                                                                          For the Year Ended November 30,     to Nov. 30,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share Operating Performance

               Net asset value, beginning of period                       $     1.24   $     1.96   $     6.19   $    10.00
                                                                          ----------   ----------   ----------   ----------
               Investment loss--net                                       (.03)+++++   (.04)+++++        (.06)        (.08)
               Realized and unrealized gain (loss) on investments
               from the Trust--net                                               .30        (.68)       (4.17)       (3.73)
                                                                          ----------   ----------   ----------   ----------
               Total from investment operations                                  .27        (.72)       (4.23)       (3.81)
                                                                          ----------   ----------   ----------   ----------
               Net asset value, end of period                             $     1.51   $     1.24   $     1.96   $     6.19
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share                             21.77%     (36.73%)     (68.34%)  (38.10%)+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                                    3.01%        3.01%        2.19%       2.15%*
                                                                          ==========   ==========   ==========   ==========
               Investment loss--net                                          (2.49%)      (2.75%)      (1.76%)     (1.58%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

               Net asset, end of period (in thousands)                    $   53,202   $   56,512   $  127,506   $  378,948
                                                                          ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                               316.42%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Financial Highlights (concluded)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                           Class I++++++++
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      March 3, 2000++
                                                                          For the Year Ended November 30,     to Nov. 30,
Increase (Decrease) in Net Asset Value:                                      2003         2002         2001       2000
Per Share Operating Performance


               Net asset value, beginning of period                       $     1.28   $     2.00   $     6.24   $    10.00
                                                                          ----------   ----------   ----------   ----------
               Investment loss--net                                       (.02)+++++   (.03)+++++        (.02)        (.02)
               Realized and unrealized gain (loss) on investments
               from the Trust--net                                               .31        (.69)       (4.22)       (3.74)
                                                                          ----------   ----------   ----------   ----------
               Total from investment operations                                  .29        (.72)       (4.24)       (3.76)
                                                                          ----------   ----------   ----------   ----------
               Net asset value, end of period                             $     1.57   $     1.28   $     2.00   $     6.24
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share                             22.66%     (36.00%)     (67.95%)  (37.60%)+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                                    1.86%        1.90%        1.13%       1.12%*
                                                                          ==========   ==========   ==========   ==========
               Investment loss--net                                          (1.33%)      (1.64%)       (.72%)      (.57%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

               Net asset, end of period (in thousands)                    $   27,105   $   24,887   $   43,081   $   55,306
                                                                          ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                               316.42%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

++++++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements
Merrill Lynch Focus Twenty Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at November 30, 2003 was 99.9%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3,718,671 has been reclassified between paid-in capital in excess of par and accumulated net investment losses and $261,520 has been reclassified between accumulated net realized capital losses and accumulated net investment losses. Additionally, $79,311 has been reclassified between unrealized appreciation from the Trust and additional paid-in capital to reflect prior liquidation of certain partner's investments in the Trust. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)
Merrill Lynch Focus Twenty Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopt-ed by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                            $1,554            $23,447
Class I                            $   28            $   500


For the year ended November 30, 2003, MLPF&S received contingent deferred sales charges of $324,405 and $3,952 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $413 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $42,399,447 and $92,937,998 for the years ended November 30, 2003 and November 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended November 30, 2003++                 Shares             Amount

Shares sold                              891,193     $    1,172,872
Automatic conversion of shares           467,417            626,946
                                   -------------     --------------
Total issued                           1,358,610          1,799,818
Shares redeemed                      (4,539,268)        (5,988,547)
                                   -------------     --------------
Net decrease                         (3,180,658)     $  (4,188,729)
                                   =============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                  Dollar
Ended November 30, 2002++                 Shares             Amount

Shares sold                            3,304,742     $    5,634,380
Automatic conversion of shares           744,778          1,201,839
                                   -------------     --------------
Total issued                           4,049,520          6,836,219
Shares redeemed                     (11,203,761)       (17,398,565)
                                   -------------     --------------
Net decrease                         (7,154,241)     $ (10,562,346)
                                   =============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                                  Dollar
Ended November 30, 2003                   Shares             Amount

Shares sold                            2,216,123     $    2,910,297
Automatic conversion of shares         (480,414)          (626,946)
Shares redeemed                     (19,124,137)       (24,337,108)
                                   -------------     --------------
Net decrease                        (17,388,428)     $ (22,053,757)
                                   =============     ==============



Class B Shares for the Year                                  Dollar
Ended November 30, 2002                   Shares             Amount

Shares sold                            6,906,098     $   11,455,933
Automatic conversion of shares         (758,577)        (1,201,839)
Shares redeemed                     (38,130,354)       (59,129,959)
                                   -------------     --------------
Net decrease                        (31,982,833)     $ (48,875,865)
                                   =============     ==============



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (concluded)
Merrill Lynch Focus Twenty Fund, Inc.


Class C Shares for the Year                                  Dollar
Ended November 30, 2003                   Shares             Amount

Shares sold                            2,424,709     $    3,226,042
Shares redeemed                     (12,825,102)       (16,271,726)
                                   -------------     --------------
Net decrease                        (10,400,393)     $ (13,045,684)
                                   =============     ==============



Class C Shares for the Year                                  Dollar
Ended November 30, 2002                   Shares             Amount

Shares sold                            5,710,859     $    9,222,107
Shares redeemed                     (25,035,199)       (39,420,507)
                                   -------------     --------------
Net decrease                        (19,324,340)     $ (30,198,400)
                                   =============     ==============



Class I Shares for the Year                                  Dollar
Ended November 30, 2003++                 Shares             Amount

Shares sold                            6,634,075     $    9,065,884
Shares redeemed                      (8,910,609)       (12,177,161)
                                   -------------     --------------
Net decrease                         (2,276,534)     $  (3,111,277)
                                   =============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended November 30, 2002++                 Shares             Amount

Shares sold                            9,883,186     $   15,249,730
Shares redeemed                     (11,922,136)       (18,551,117)
                                   -------------     --------------
Net decrease                         (2,038,950)     $  (3,301,387)
                                   =============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


4. Distributions to Shareholders:
As of November 30, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $             --
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                                --
Capital loss carryforward                          (1,589,614,244)*
Unrealized gains--net                                   9,968,353**
                                                   ----------------
Total accumulated losses--net                      $(1,579,645,891)
                                                   ================

*On November 30, 2003, the Fund had a net capital loss carryforward of $1,589,614,244, of which $213,921,315 expires in 2008,
$1,109,040,883 expires in 2009, and $266,652,046 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Independent Auditors' Report
Merrill Lynch Focus Twenty Fund, Inc.


To the Shareholders and Board of Directors of Merrill Lynch Focus Twenty Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Focus Twenty Fund, Inc., as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Focus Twenty Fund, Inc. as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 9, 2004



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Schedule of Investments                                                                           Master Focus Twenty Trust

                                                                                                    Value        Percent of
Country        Industry*          Shares Held  Common Stocks                                  (in U.S. dollars)  Net Assets
Canada         Biotechnology          168,300  ++QLT Inc.                                          $     2,739,924     1.5%

               Communications       1,355,700  ++Nortel Networks Corporation                             6,114,207     3.3
               Equipment

                                                 Total Common Stocks in Canada                           8,854,131     4.8


United States  Aerospace & Defense    224,800  ++L-3 Communications Holdings, Inc.                      10,576,840     5.6

               Capital Markets        172,300    Morgan Stanley                                          9,524,744     5.1

               Commercial Services    106,700    Manpower Inc.                                           5,008,498     2.7
               & Supplies              91,100  ++Stericycle, Inc.                                        4,500,340     2.4
                                                                                                   ---------------   ------
                                                                                                         9,508,838     5.1

               Communications         151,500    Adtran, Inc.                                            9,971,730     5.3
               Equipment              222,000  ++Avaya Inc.                                              3,019,200     1.6
                                      694,300  ++Brocade Communications Systems, Inc.                    4,228,287     2.2
                                      512,400  ++Cisco Systems, Inc.                                    11,610,984     6.2
                                      454,700  ++Polycom, Inc.                                           9,012,154     4.8
                                                                                                   ---------------   ------
                                                                                                        37,842,355    20.1

               Computers &            204,000  ++EMC Corporation                                         2,802,960     1.5
               Peripherals

               Diversified Financial   18,200    S&P 500 Depositary Receipts (b)                         1,936,662     1.0
               Services

               Electronic Equipment   450,900  ++Agilent Technologies, Inc.                             12,751,452     6.8
               & Instruments          266,500    Tektronix, Inc.                                         7,342,075     3.9
                                                                                                   ---------------   ------
                                                                                                        20,093,527    10.7

               Energy Equipment       760,600  ++Grant Prideco, Inc.                                     8,860,990     4.7
               & Service              294,000  ++Noble Corporation                                      10,166,520     5.4
                                                                                                   ---------------   ------
                                                                                                        19,027,510    10.1

               Health Care            109,700  ++Fisher Scientific International Inc.                    4,417,619     2.4
               Equipment & Supplies

               Health Care Providers   44,000  ++Conventry Health Care Inc.                              2,635,600     1.4
               & Services             152,500    Select Medical Corporation                              5,467,125     2.9
                                                                                                   ---------------   ------
                                                                                                         8,102,725     4.3

               Media                  201,700  ++Comcast Corporation (Special Class A)                   6,081,255     3.2

               Semiconductors &       195,900  ++Applied Materials, Inc.                                 4,760,370     2.5
               Semiconductor          421,900    Intel Corporation                                      14,104,117     7.5
               Equipment              229,600  ++RF Micro Devices, Inc.                                  2,674,840     1.4
                                                                                                   ---------------   ------
                                                                                                        21,539,327    11.4

               Software               291,200    Microsoft Corporation                                   7,483,840     4.0
                                      142,500  ++Siebel Systems, Inc.                                    1,878,150     1.0
                                                                                                   ---------------   ------
                                                                                                         9,361,990     5.0

               Transportation         369,000  ++Sirva Inc.                                              6,660,450     3.5
               Infrastructure

               Wireless               194,400  ++Nextel Communications, Inc. (Class A)                   4,924,152     2.6
               Telecommunication
               Services

                                                 Total Common Stocks in the United States              172,400,954    91.6

                                                 Total Investments in Common Stocks                    181,255,085    96.4
                                                 (Cost--$167,463,323)



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Schedule of Investments (concluded)                                                               Master Focus Twenty Trust

                         Beneficial Interest/                                                       Value        Percent of
                                  Shares Held  Short-Term Securities                          (in U.S. dollars)  Net Assets
                                  $ 7,936,926  Merrill Lynch Liquidity Series, LLC Cash Sweep
                                               Series I (a)                                        $     7,936,926     4.2%
                                  $26,804,250  Merrill Lynch Liquidity Series, LLC Money Market         26,804,250    14.3
                                               Series (a)(c)
                                    8,934,750  Merrill Lynch Premier Institutional Fund (a)(c)           8,934,750     4.7



                                         Face
                                       Amount
               U.S. Government     $2,500,000  U.S. Treasury Bills, 0.925% due 2/12/2004                 2,495,353     1.3
               Obligations**

                                               Total Investments in Short-Term Securities
                                               (Cost--$46,171,108)                                      46,171,279    24.5



                                    Number of
               Options              Contracts  Put Options Purchased
                                        5,124  Cisco Systems, Inc., expiring January 2004 at
                                               $ 20, Broker Citi Group Global Markets                      102,480     0.1
                                        4,219  Intel Corporation, expiring January 2004 at
                                               $ 30, Broker UBS Warburg                                    210,950     0.1

                                               Total Put Options Purchased
                                               (Premiums Paid--$506,109)                                   313,430     0.2

               Total Investments (Cost--$214,140,540)                                                  227,739,794   121.1
               Short Sales (Proceeds--$1,410,065)***                                                   (1,324,830)    (0.7)
               Liabilities in Excess of Other Assets                                                  (38,343,116)   (20.4)
                                                                                                   ---------------   ------
               Net Assets                                                                          $   188,071,848   100.0%
                                                                                                   ===============   ======

*For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

**Certain U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

***Short sales entered into as of November 30, 2003 were as follows:

Shares                                  Issue            Value

39,500                               Cognos, Inc.    $1,324,830
                                                     ----------
Total (Proceeds--$1,410,065)                         $1,324,830
                                                     ==========

++Non-income producing security.

(a)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Interest/
                                         Net            Dividend
Affiliate                              Activity          Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $ 3,955,619        $77,370
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $ 7,582,115        $26,055
Merrill Lynch Premier
   Institutional Fund               (14,558,967)        $16,902


(b)Represents ownership in the SPDR Trust, a registered unit investment trust. The investment objective of the SPDR Trust is to provide investment results that generally correspond to the price and yield performance of the component stocks of the S&P 500 Index.

(c) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Statement of Assets and Liabilities                                                               Master Focus Twenty Trust

As of November 30, 2003
Assets

               Investments, at value (including securities loaned of $34,673,910)
               (identified cost--$213,634,431)                                                              $   227,426,364
               Options purchased, at value (premiums paid--$506,109)                                                313,430
               Receivables:
                  Securities sold                                                         $     4,615,225
                  Contributions                                                                    49,226
                  Dividends                                                                        19,108
                  Interest                                                                          3,738
                  Securities lending--net                                                           1,875         4,689,172
                                                                                          ---------------
               Prepaid expenses                                                                                       3,176
                                                                                                            ---------------
               Total assets                                                                                     232,432,142
                                                                                                            ---------------

Liabilities

               Common Stock sold short, at market value (proceeds--$1,410,065)                                    1,324,830
               Collateral on securities loaned, at value                                                         35,739,000
               Payables:
                  Securities purchased                                                          6,826,500
                  Withdrawals                                                                     354,346
                  Investment adviser                                                               86,659
                  Other affiliates                                                                  1,755         7,269,260
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                27,204
                                                                                                            ---------------
               Total liabilities                                                                                 44,360,294
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   188,071,848
                                                                                                            ===============

Net Assets Consist of

               Investors' capital                                                                           $   174,387,359
               Unrealized appreciation on investments--net                                                       13,684,489
                                                                                                            ---------------
               Net Assets                                                                                   $   188,071,848
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Statement of Operations                                                                           Master Focus Twenty Trust

For the Year Ended November 30, 2003
Investment Income

               Dividends (net of $24,566 foreign withholding tax)                                           $       820,661
               Interest                                                                                              92,608
               Securities lending--net                                                                               42,957
                                                                                                            ---------------
               Total income                                                                                         956,226
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,093,924
               Accounting services                                                                113,128
               Professional fees                                                                   38,523
               Trustees' fees and expenses                                                         22,143
               Custodian fees                                                                      18,916
               Printing and shareholder reports                                                     5,854
               Pricing fees                                                                           878
               Other                                                                                6,754
                                                                                          ---------------
               Total expenses                                                                                     1,300,120
                                                                                                            ---------------
               Investment loss--net                                                                               (343,894)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                 42,265,383
               Change in unrealized appreciation on investments--net                                            (2,389,053)
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            39,876,330
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    39,532,436
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                                 For the Year Ended
                                                                                                    November 30,
Increase (Decrease) in Net Assets:                                                              2003                2002
Operations

               Investment loss--net                                                       $     (343,894)   $   (1,393,104)
               Realized gain (loss) on investments--net                                        42,265,383     (154,513,735)
               Change in unrealized appreciation/depreciation on investments--net             (2,389,053)        21,047,177
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 39,532,436     (134,859,662)
                                                                                          ---------------   ---------------

Capital Transactions

               Proceeds from contributions                                                     17,594,722         5,360,875
               Fair value of withdrawals                                                     (67,461,122)     (102,048,536)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from capital transactions                  (49,866,400)      (96,687,661)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (10,333,964)     (231,547,323)
               Beginning of year                                                              198,405,812       429,953,135
                                                                                          ---------------   ---------------
               End of year                                                                $   188,071,848   $   198,405,812
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Financial Highlights                                                                              Master Focus Twenty Trust

                                                                                                             For the Period
The following ratios have been derived from                                                                 March 3, 2000++
information provided in the financial statements.                          For the Year Ended November 30,    to Nov. 30,
                                                                             2003        2002          2001       2000
Total Investment Return**

               Total investment return                                        23.82%     (34.70%)           --           --
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                                         .71%         .75%         .68%        .90%*
                                                                          ==========   ==========   ==========   ==========
               Investment loss--net                                           (.19%)       (.49%)       (.25%)      (.33%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)                   $  188,072   $  198,406   $  429,953   $1,188,715
                                                                          ==========   ==========   ==========   ==========
               Portfolio turnover                                            316.42%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

See Notes to Financial Statements.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements
Master Focus Twenty Trust


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)
Master Focus Twenty Trust


* Financial futures contracts--The Trust may purchase or sell financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Short sales--When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Trust is required to repay the counterparty any dividends or interest received on the security sold short.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (continued)
Master Focus Twenty Trust


(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of November 30, 2003, the Trust lent securities with a value of $8,873,228 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended November 30, 2003, MLIM, LLC received $18,298 in securities lending agent fees.

In addition, MLPF&S received $44,049 in commissions on the execution of portfolio security transactions for the Trust for the year ended November 30, 2003.

For the year ended November 30, 2003, the Trust reimbursed FAM
$4,011 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2003 were $554,328,015 and $612,063,892, respectively.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Notes to Financial Statements (concluded)
Master Focus Twenty Trust


Net realized gains (losses) for the year ended November 30, 2003 and net unrealized gains (losses) as of November 30, 2003 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments              $  42,823,350      $  13,791,762
Short-term investments                        46                171
Short sales                               73,694             85,235
Options purchased                      (631,707)          (192,679)
                                   -------------      -------------
Total                              $  42,265,383      $  13,684,489
                                   =============      =============


As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $11,206,550, of which $14,987,370 related to appreciated securities and $3,780,820 related to depreciated securities. At November 30, 2003, the aggregate cost of investments for Federal income tax purposes was $216,533,244.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the year ended November 30, 2003.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Independent Auditors' Report
Master Focus Twenty Trust


To the Investor and Board of Trustees of Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities of Master Focus Twenty Trust, including the schedule of investments, as of November 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Focus Twenty Trust as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

January 9, 2004



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Officers and Directors/Trustees (unaudited)

                                                                                             Number of
                                                                                             Portfolios in   Other Public
                                                                                             Fund Complex    Directorships
                       Position(s)  Length                                                   Overseen by     Held by
                       Held         Of Time                                                  Director/       Director/
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Interested Director/Trustee


Terry K. Glenn*        President    1999 to   President and Chairman of the Merrill Lynch    123 Funds       None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund        160 Portfolios
Princeton,             Director/    and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011          Trustee      1992 to   Funds since 1999; Chairman (Americas Region)
Age: 63                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Officers and Directors/Trustees (unaudited)(continued)

                                                                                             Number of
                                                                                             Portfolios in   Other Public
                                                                                             Fund Complex    Directorships
                       Position(s)  Length                                                   Overseen by     Held by
                       Held         Of Time                                                  Director/       Director/
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Independent Directors/Trustees*


James H. Bodurtha      Director/    2000 to   Director, The China Business Group, Inc.       40 Funds        None
P.O. Box 9011          Trustee      present   since 1996 and Executive Vice President        59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9011                                 Board, Berkshire Holding Corporation since
Age: 59                                       1980; Partner, Squire, Sanders & Dempsey
                                              from 1980 to 1993.


Joe Grills             Director/    2002 to   Member of the Committee of Investment of       40 Funds        Kimco Realty
P.O. Box 9011          Trustee      present   Employee Benefit Assets of the Association     59 Portfolios   Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9011                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998 and Vice Chairman thereof since
                                              2002; Director, Montpelier Foundation since
                                              1998 and Vice Chairman thereof since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.


Herbert I. London      Director/    2000 to   John M. Olin Professor of Humanities, New      40 Funds        None
P.O. Box 9011          Trustee      present   York University since 1993 and Professor       59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9011                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.




MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Officers and Directors/Trustees (unaudited)(continued)

                                                                                             Number of
                                                                                             Portfolios in   Other Public
                                                                                             Fund Complex    Directorships
                       Position(s)  Length                                                   Overseen by     Held by
                       Held         Of Time                                                  Director/       Director/
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Independent Directors/Trustees* (concluded)


Andre F. Perold        Director/    2000 to   Harvard Business School; George Gund           40 Funds        None
P.O. Box 9011          Trustee      present   Professor of Finance and Banking since 2000;   59 Portfolios
Princeton,                                    Senior Associate Dean, Director of Faculty
NJ 08543-9011                                 Recruiting since 2001; Finance Area Chair
Age: 51                                       from 1996 to 2001; Sylvan C. Coleman Professor
                                              of Financial Management from 1993 to 2000;
                                              Director, Genbel Securities Limited and
                                              Gensec Bank from 1999 to 2003; Director,
                                              Stockback.com from 2000 to 2002; Director,
                                              Sanlam Limited from 2001 to 2003; Trustee,
                                              Commonfund from 1989 to 2001; Director,
                                              Sanlam Investment Management from 1999 to
                                              2001; Director, Bulldogresearch.com from
                                              2000 to 2001; Director, Quantec Limited
                                              from 1991 to 1999; Director and Chairman of
                                              the Board of UNX Inc. since 2003.


Roberta Cooper Ramo    Director/    2000 to   Shareholder, Modrall, Sperling, Roehl,         40 Funds        None
P.O. Box 9011          Trustee      present   Harris & Sisk, P.A. since 1993; Director       59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9011                                 of the Board since 2000; Director of ECMC,
Age: 61                                       Inc. since 2001.


Robert S. Salomon, Jr. Director/    2002 to   Principal of STI Management since 1994,        40 Funds        None
P.O. Box 9011          Trustee      present   Trustee of Commonfund from 1980 to 2001;       59 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9011                                 2001.
Age: 67


Stephen B. Swensrud    Director/    2002 to   Chairman, Fernwood Advisors (investment        41 Funds        None
P.O. Box 9011          Trustee      present   adviser) since 1996; Principal of Fernwood     60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9011                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Officers and Directors/Trustees (unaudited)(concluded)

                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke        Vice         2000 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and                    Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer
Age: 43


Robert C. Doll, Jr.    Senior       2000 to   President of MLIM and member of the Executive Management Committee of ML&Co.,
P.O. Box 9011          Vice         present   Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
Princeton,             President              of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer
NJ 08543-9011                                 Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998
Age: 49                                       to 1999; Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.


Michael S. Hahn        Vice         2001 to   Director (Equities) of MLIM since 2000; Vice President of MLIM from 1999 to
P.O. Box 9011          President    present   2000; Portfolio Manager and Analyst for the PBHG family of mutual funds from
Princeton,                                    1996 to 1999.
NJ 08543-9011
Age: 36


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                       present   from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998; Assistant General Counsel of Chancellor
NJ 08543-9011                                 LGT Asset Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH FOCUS TWENTY FUND, INC., NOVEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Focus Twenty Fund, Inc. and Master Focus Twenty Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Focus Twenty Fund, Inc. and
       Master Focus Twenty Trust


Date: January 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Focus Twenty Fund, Inc. and
       Master Focus Twenty Trust


Date: January 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Focus Twenty Fund, Inc. and
       Master Focus Twenty Trust


Date: January 21, 2004




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.